UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2019

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)       Omnicom Group Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 20, 2019 in Boston, Massachusetts. At the Annual Meeting, the Company’s shareholders (i) elected 11 individuals to the Board of Directors (the “Board”), (ii) approved an advisory resolution to approve executive compensation, (iii) ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019, and (iv) did not approve a shareholder proposal requiring an independent Board Chairman. The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2019 (the “Proxy Statement”).

(b)       Proposal 1

The Company’s shareholders elected 11 individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	178,707,340	5,791,825	1,482,904	13,867,592
Alan R. Batkin	182,050,636	3,731,813	199,621	13,867,592
Mary C. Choksi	183,211,852	2,574,714	195,503	13,867,592
Robert Charles Clark	174,488,596	11,285,057	208,416	13,867,592
Leonard S. Coleman, Jr.	174,147,073	11,621,745	213,251	13,867,592
Susan S. Denison	174,630,698	11,164,046	187,325	13,867,592
Ronnie S. Hawkins	184,146,569	1,625,752	209,749	13,867,592
Deborah J. Kissire	185,666,874	107,128	208,067	13,867,592
Gracia C. Martore	184,203,413	1,577,317	201,339	13,867,592
Linda Johnson Rice	178,294,971	7,486,732	200,366	13,867,592
Valerie M. Williams	185,681,352	91,693	209,024	13,867,592

Proposal 2

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
169,170,273	16,485,223	326,318	13,867,847

Proposal 3

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions
197,747,000	1,847,284	255,378

Proposal 4

The Company’s shareholders did not approve a shareholder proposal requiring an independent Board Chairman.

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,609,170	142,846,257	526,642	13,867,592

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 23, 2019
	By:	/s/ Michael J. O’Brien
	Name:	Michael J. O’Brien
	Title:	Senior Vice President, General Counsel and Secretary